UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2015

FIDELITY & GUARANTY LIFE
(Exact name of registrant as specified in its charter)

Delaware	001-36227	46-3489149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Ruan Center 601 Locust Street, 14th Floor Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 445-6758
Former name or former address, if changed since last report
1001 Fleet Street, 6th Floor,
Baltimore, Maryland 21202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)-(c)    On January 16, 2015, Fidelity & Guaranty Life (the “Company”) announced that Leland C. Launer, Jr., the Company’s Chief Executive Officer and a member of its Board of Directors (the “Board”), has elected to retire in order to pursue outside interests. Mr. Launer will resign from his position as Board member on March 31, 2015 and from his position as Chief Executive Officer on April 30, 2015. The Company expects to enter into an exclusive advisory services arrangement with Mr. Launer to provide for a seamless transition in leadership through the end of the 2015 calendar year.

The Board also announced that, effective May 1, 2015, Christopher J. Littlefield, the Company’s current President, will assume the position of Chief Executive Officer of the Company. Mr. Littlefield, aged 48, joined the Company as our President in October 2014. Mr. Littlefield has extensive financial services and public company experience, having served as (1) President and Chief Executive Officer from February 2009 to October 2013 and Chief Operating Officer from February 2008 to September 2009 of Aviva USA Corporation, a provider of indexed universal life and indexed annuity products, (2) Executive Vice-President-General Counsel and Secretary from January 2006 to February 2008 of AmerUs Group Co., a provider of individual life insurance and annuity products, which was acquired by Aviva plc in November 2006, and (3) Senior Vice-President and General Manager-Food Products from November 2004 to January 2006 and Senior Vice-President-General Counsel and Secretary from January 1998 to January 2006 of The Dial Corporation. Mr. Littlefield received a B.S. in Business Administration, cum laude, from University of Arizona and a J.D. with high distinction from the University of Iowa.

There are no familial relationships between Mr. Littlefield and any other executive officer or director of the Company. There are no transactions in which Mr. Littlefield has an interest requiring disclosure under Item 404(a) of Regulation S-K. Each of the Company’s executive officers is appointed to serve until his or her successor is duly appointed or he or she is removed or resigns from office.

On January 16, 2015, the Company issued a press release announcing the leadership transition. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY & GUARANTY LIFE

/s/ Eric L. Marhoun
Name: Eric L. Marhoun
Title: Executive Vice President, General Counsel and Secretary

Dated: January 16, 2015